Exhibit 99.2

Washington Federal, Inc.

Fact Sheet

March 31, 2010

($ In Thousands)

		9/09 QTR		12/09 QTR		3/10 QTR
Loan Loss Reserve-Total		$166,836		$190,549		$194,553
	- General	59,461		75,152		85,730
	- Specific	107,375		115,397		108,823
Net Charge-offs (Recoveries) for the Qtr		46,659		46,037		59,419
Non-performing Assets - Total		557,120		553,285		538,928
	- REO	120,105		133,235		148,813
	- REHI	56,758		50,273		55,243
	- Non-accrual	380,257		369,777		334,872
Troubled Debt Restructuring		136,894		202,674		244,821
Regulatory Capital Ratios	- Tangible	1,414,885	11.56%	1,424,078	11.53%	1,504,519	11.17%
(excludes holding co.)	- Core	1,414,885	11.56	1,424,078	11.53	1,504,519	11.17
	- Risk Based	1,469,857	21.57	1,505,230	22.36	1,587,328	22.03

		9/09 QTR	9/09 YTD	12/09 QTR		3/10 QTR	3/10 YTD
Loan Originations - Total		$536,673	$1,840,460	$399,067		$325,842	$724,909
Single-Family Residential		257,562	855,212	181,228		106,195	287,423
Construction - Speculative		37,851	102,630	21,524		30,802	52,326
Construction - Custom		98,085	262,952	72,525		57,349	129,874
Land - Acquisition & Development		7,574	45,425	16,395		4,087	20,482
Land - Consumer Lot Loans		3,912	14,681	3,359		2,132	5,491
Multi-Family		24,864	97,621	18,840		16,212	35,052
Commercial Real Estate		22,509	117,447	11,815		3,702	15,517
Commercial & Industrial		67,227	243,240	55,433		90,047	145,480
HELOC		16,327	85,755	17,381		14,543	31,924
Consumer		762	15,497	567		773	1,340

		9/09 QTR	9/09 YTD	12/09 QTR		3/10 QTR	3/10 YTD
Loan Servicing Fee Income		$2,442	$8,827	$1,887		$1,791	$3,678
Other Fee Income		916	3,195	753		1,137	1,890

Total Fee Income		$3,358	$12,022	$2,640		$2,929	$5,569

		9/09 QTR	9/09 YTD	12/09 QTR		3/10 QTR	3/10 YTD
Average Loans		$9,120,537	$9,422,954	$9,048,527		$8,855,140	$8,952,896
Average Earning Assets		11,682,998	11,754,919	12,012,469		12,545,759	12,276,183
Average Assets		12,241,344	12,254,243	12,646,671		13,446,964	13,101,725
Average Paying Liabilities		10,817,127	10,719,024	10,834,644		11,690,254	11,257,747
Operating Expenses/Average Assets		0.87%	0.87%	0.85%		1.19%	1.02%
Efficiency Ratio		26.35	27.30	26.56		21.25	23.11
Amortization of Intangibles		$782	$2,938	$728		$580	$1,308
Net Interest Margin		3.27%	3.17%	3.26%		3.09%	3.17%

		9/09 QTR	9/09 YTD	12/09 QTR		3/10 QTR	3/10 YTD
Repayments
Loans		$556,692	$2,121,835	$453,422		$464,191	$917,613
MBS		186,504	532,183	188,159		204,362	392,521

		9/09 QTR		12/09 QTR		3/10 QTR
EOP Numbers
Shares Issued and Outstanding		112,247,748		112,439,949		112,455,059

		9/09 QTR	9/09 YTD	12/09 QTR		3/10 QTR	3/10 YTD
Share repurchase information
Remaining shares auth. for repurchase		2,888,314	2,888,314	2,888,314		2,888,314	2,888,314
Shares repurchased		—	—	—		—	—
Average share repurchase price		$—	$—	$—		$—	$—

Washington Federal, Inc.

Fact Sheet

March 31, 2010

($ In Thousands)

	9/09 QTR		12/09 QTR		3/10 QTR
Tangible Common Book Value
$ Amount	$1,488,688		$1,477,681		$1,558,088
Per Share	13.26		13.14		13.86
# of Employees	1,105		1,085		1,275
Tax Rate - Going Forward	35.50%		36.00%		36.00%

	9/09 QTR		12/09 QTR		3/10 QTR
Investments
Available-for-sale:
Agency MBS	$2,187,258		$1,826,787		$1,912,336
Other	13,825		93,378		364,727

	$2,201,083		$1,920,165		$2,277,063

Held-to-maturity:
Agency MBS	$95,607		$90,715		$84,903
Other	7,435		7,080		7,055

	$103,042		$97,795		$91,958

	AS OF 9/30/09		AS OF 12/31/09		AS OF 3/31/10
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Gross Loan Portfolio by Category *
Single-Family Residential	$6,785,723	72.3%	$6,755,256	72.8%	$6,684,914	73.5%
Construction - Speculative	267,430	2.8	216,793	2.3	196,738	2.2
Construction - Custom	258,839	2.8	266,537	2.9	268,407	3.0
Land - Acquisition & Development	519,130	5.5	479,353	5.2	408,029	4.5
Land - Consumer Lot Loans	195,812	2.1	191,413	2.1	188,475	2.1
Multi-Family	705,212	7.5	706,494	7.6	713,310	7.8
Commercial Real Estate	294,109	3.1	301,932	3.3	287,018	3.2
Commercial & Industrial	119,019	1.3	111,356	1.2	107,700	1.2
HELOC	122,184	1.3	128,277	1.4	128,238	1.4
Consumer	120,081	1.3	111,869	1.2	103,960	1.1

	9,387,539	100%	9,269,280	100%	9,086,789	100%

Less:
ALL	166,836		190,549		194,553
Loans in Process	200,919		186,763		167,913
Deferred Net Origination Fees	36,354		36,435		35,838

	404,109		413,747		398,304

	$8,983,430		$8,855,533		$8,688,485

	AS OF 9/30/09		AS OF 12/31/09		AS OF 3/31/10
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Net Loan Portfolio by Category *
Single-Family Residential	$6,739,571	74.9%	$6,702,901	75.8%	$6,618,133	76.2%
Construction - Speculative	201,430	2.2	156,972	1.8	131,949	1.5
Construction - Custom	139,284	1.6	149,418	1.7	163,272	1.9
Land - Acquisition & Development	391,920	4.4	339,628	3.8	293,568	3.4
Land - Consumer Lot Loans	193,749	2.2	188,883	2.1	181,187	2.1
Multi-Family	700,151	7.8	699,977	7.9	705,996	8.1
Commercial Real Estate	274,719	3.1	286,336	3.2	273,455	3.1
Commercial & Industrial	111,231	1.2	101,582	1.1	96,376	1.1
HELOC	121,334	1.4	127,132	1.4	127,081	1.5
Consumer	110,042	1.2	102,704	1.2	97,468	1.1

	$8,983,430	100%	$8,855,533	100%	$8,688,485	100%

*	Excludes covered loans

Washington Federal, Inc.

Fact Sheet

March 31, 2010

($ In Thousands)

	AS OF 9/30/09			AS OF 12/31/09			AS OF 3/31/10
	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Deposits by State
WA	$3,612,300	46.0%	54	$3,639,792	45.7%	54	$4,416,186	49.2%	64
ID	603,979	7.7	16	597,072	7.5	16	612,930	6.8	16
OR	1,346,837	17.2	28	1,358,302	17.0	28	1,400,498	15.6	28
UT	320,242	4.1	10	326,606	4.1	10	345,641	3.9	10
NV	162,767	2.1	4	178,040	2.2	4	195,062	2.2	4
TX	121,851	1.6	6	126,396	1.6	6	133,775	1.5	6
AZ	1,216,095	15.5	21	1,285,539	16.1	21	1,371,579	15.3	21
NM	458,239	5.8	11	459,507	5.8	11	490,981	5.5	11

Total	$7,842,310	100%	150	$7,971,254	100%	150	$8,966,652	100%	160

	9/09 QTR			12/09 QTR			3/10 QTR
	AMOUNT	%		AMOUNT	%		AMOUNT	%
Deposits by Type
Checking (noninterest)	$119,654	1.5%		$112,041	1.4%		$167,050	1.9%
NOW (interest)	406,667	5.2		442,312	5.5		513,969	5.7
Savings (passbook/stmt)	197,025	2.5		201,867	2.5		222,213	2.5
Money Market	1,214,812	15.5		1,333,251	16.7		1,483,569	16.5
CD’s	5,904,152	75.3		5,881,783	73.9		6,579,851	73.4

Total	$7,842,310	100%		$7,971,254	100%		$8,966,652	100%

Deposits greater than $100,000 - EOP	$2,835,393			$2,986,107			$3,464,827
Brokered Deposits	$—			$—			$—

	9/09 QTR			12/09 QTR			3/10 QTR
Non-Performing Assets
Restructured loans:
Single-Family Residential	$116,988	85.4%		$161,156	79.6%		$191,807	78.4%
Construction - Speculative	6,235	4.6		13,457	6.6		11,772	4.8
Construction - Custom	—	0.0		—	0.0		—	0.0
Land - Acquisition & Development	11,186	8.2		24,337	12.0		33,625	13.7
Land - Consumer Lot Loans	2,485	1.8		3,724	1.8		6,160	2.5
Multi-Family	—	0.0		—	0.0		1,379	0.6
Commercial Real Estate	—	0.0		—	0.0		—	0.0
Commercial & Industrial	—	0.0		—	0.0		—	0.0
HELOC	—	0.0		—	0.0		78	0.0
Consumer	—	0.0		—	0.0		—	0.0

Total restructured loans (1)	136,894	100%		202,674	100%		244,821	100%

Non-accrual loans:
Single-Family Residential	116,268			134,123			132,957
Construction - Speculative	50,348			61,558			62,169
Construction - Custom	—			—			—
Land - Acquisition & Development	187,061			151,005			113,136
Land - Consumer Lot Loans	—			—			—
Multi-Family	4,368			2,587			3,703
Commercial Real Estate	2,733			908			2,309
Commercial & Industrial	18,823			18,843			19,683
HELOC	—			—			—
Consumer	656			753			915

Total non-accrual loans	380,257			369,777			334,872
Total REO	120,105			133,235			148,813
Total REHI	56,758			50,273			55,243

Total non-performing assets	$557,120			$553,285			$538,928

Total non-performing assets and performing restructured loans	$674,354			$725,906			$763,058

Total non-performing assets and performing restructured loans as a % of total assets	5.36%			5.73%			5.53%

(1) Restructured loans were as follows:
Performing	$117,234	85.6%		$172,621	85.2%		$224,130	91.5%
Non-accrual *	19,660	14.4		30,053	14.8		20,691	8.5

	$136,894	100%		$202,674	100%		$244,821	100%

*	- Included in “Total non-accrual loans” above

Washington Federal, Inc.

Fact Sheet

March 31, 2010

($ In Thousands)

	9/09 QTR	12/09 QTR	3/10 QTR
Net Charge-offs by Category
Single-Family Residential	$8,784	$6,083	$9,995
Construction - Speculative	11,337	8,414	6,613
Construction - Custom	109	95	—
Land - Acquisition & Development	23,218	29,148	39,479
Land - Consumer Lot Loans	229	331	497
Multi-Family	80	—	225
Commercial Real Estate	—	—	127
Commercial & Industrial	1,149	227	868
HELOC	115	69	—
Consumer	1,638	1,670	1,615

Total net charge-offs	$46,659	$46,037	$59,419

Washington Federal, Inc.

Fact Sheet

March 31, 2010

excludes covered assets

($ In Thousands)

TYPE OF LOANS	#LOANS	AVG Size	AMOUNT OF GROSS LOANS	30	60	90	Total	% based on #	Previous Year	$ Delinquent	% based on $
MARCH 31, 2010
Single-Family Residential	35,773	186,870	6,684,915,094	247	119	479	845	2.36%	633	207,381,197	3.10%
Construction - Speculative	670	293,639	196,737,834	13	16	107	136	20.30%	206	45,062,504	22.90%
Construction - Custom	725	370,215	268,406,237	2	1	3	6	0.83%	10	3,255,789	1.21%
Land - Acquisition & Development	511	798,490	408,028,305	11	4	75	90	17.61%	175	97,344,748	23.86%
Land - Consumer Lot Loans	1,870	100,789	188,474,631	13	10	41	64	3.42%	56	8,433,874	4.47%
Multi-Family	1,266	563,436	713,310,327	1	4	8	13	1.03%	6	7,653,884	1.07%
Commercial Real Estate	483	594,241	287,018,632	8	1	4	13	2.69%	9	6,888,431	2.40%
Commercial & Industrial	679	158,615	107,699,611	5	4	5	14	2.06%	19	19,531,038	18.13%
HELOC	2,251	56,969	128,237,615	6	—	6	12	0.53%	10	901,266	0.70%
Consumer	17,224	6,036	103,960,506	236	130	98	464	2.69%	620	2,896,789	2.79%

	61,452		$9,086,788,792	542	289	826	1,657	2.70%	1,744	399,349,519	4.39%

DECEMBER 31, 2009
Single-Family Residential	36,119	187,028	6,755,254,617	258	168	457	883	2.44%	459	216,110,486	3.20%
Construction - Speculative	666	325,515	216,792,895	31	5	98	134	20.12%	174	50,660,703	23.37%
Construction - Custom	723	368,655	266,537,499	1	2	4	7	0.97%	8	1,485,911	0.56%
Land - Acquisition & Development	610	785,825	479,353,260	17	6	115	138	22.62%	115	126,159,710	26.32%
Land - Consumer Lot Loans	1,902	100,638	191,413,028	19	16	37	72	3.79%	42	10,376,733	5.42%
Multi-Family	1,259	561,155	706,494,270	6	—	5	11	0.87%	7	5,455,570	0.77%
Commercial Real Estate	533	566,477	301,931,994	6	1	3	10	1.88%	7	4,147,233	1.37%
Commercial & Industrial	704	158,177	111,356,867	11	2	4	17	2.41%	17	20,039,678	18.00%
HELOC	2,231	57,497	128,276,840	6	1	1	8	0.36%	5	781,585	0.61%
Consumer	18,237	6,134	111,868,564	283	168	136	587	3.22%	682	3,830,829	3.42%

	62,984		$9,269,279,834	638	369	860	1,867	2.96%	1,516	439,048,438	4.74%

SEPTEMBER 30, 2009
Single-Family Residential	36,429	186,273	6,785,722,368	283	135	380	798	2.19%	395	197,226,001	2.91%
Construction - Speculative	861	310,604	267,430,203	16	18	112	146	16.96%	186	53,642,250	20.06%
Construction - Custom	698	370,829	258,838,857	3	—	5	8	1.15%	9	1,503,175	0.58%
Land - Acquisition & Development	644	806,102	519,129,743	20	16	111	147	22.83%	74	163,424,692	31.48%
Land - Consumer Lot Loans	1,921	101,932	195,811,509	17	10	28	55	2.86%	35	7,851,088	4.01%
Multi-Family	1,266	557,040	705,212,418	5	1	5	11	0.87%	7	5,845,703	0.83%
Commercial Real Estate	536	548,712	294,109,456	7	—	5	12	2.24%	6	4,651,809	1.58%
Commercial & Industrial	762	156,193	119,019,141	3	2	6	11	1.44%	9	17,512,348	14.71%
HELOC	2,188	55,843	122,184,337	5	1	2	8	0.37%	3	665,337	0.54%
Consumer	19,306	6,220	120,081,078	320	177	134	631	3.27%	553	3,995,239	3.33%

	64,611		$9,387,539,110	679	360	788	1,827	2.83%	1,277	456,317,641	4.86%

Washington Federal, Inc.

Fact Sheet - Horizon Trasaction

March 31, 2010

($ In Thousands)

	Received from FDIC	Fair value adjustments	Recorded by WFSL
Assets:
Cash and cash equivalents	$70,870,244	—	$70,870,244
Available for sale securities	62,340,791	4,059	62,344,850
Loans receivable, net	968,433,623	(297,050,955)	671,382,668
Interest receivable	3,730,862	—	3,730,862
Property and Equipment, net	21,982,875	—	21,982,875
Real estate held for sale	32,149,636	(2,949,045)	29,200,591
FDIC receivable		227,500,000	227,500,000
Other assets	1,552,501	3,064,305	4,616,806

Total Assets	$1,161,060,532	$(69,431,636)	$1,091,628,896
Liabilities:
Customer accounts	819,528,221		819,528,221
FHLB advances	124,545,232	505,910	125,051,142
Avances by borrowers	217,139	—	217,139
Other liabilities	81,736,928	21,447,177	103,184,105

Total Liabilities	$1,026,027,520	$21,953,087	$1,047,980,607

Net assets acquired	$135,033,012	$(91,384,723)	$43,648,289

Aggregate fair value adjustments		$(91,384,723)

Cash received from the FDIC			$41,959,989
Gain on acquisition of HRZB			$85,608,278

SOP O3-3

	1/8/2010	3/31/2010
Accretable Yield	36,731,196	33,344,964
Non-Accretable Yield	214,920,042	214,920,042

Total Contractual Payments	251,651,238	248,265,006